SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2021
Date of Report (Date of earliest event reported)

PACIFIC VEGAS GLOBAL STRATEGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-49701	84-1159783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16/F, Winsome House
73 Wyndham Street
Central, Hong Kong
(Address of principal executive offices, including zip code)

(011) (852) 3154-9370
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value per share	PVEG	OTC Pink

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Resignation of independent registered public accounting firm

Following an internal reorganization of Moore Stephens CPA Limited (the “Former Auditors”), the Former Auditors resigned as the independent auditors of Pacific Vegas Global Strategies, Inc. (the “Company”), effective March 15, 2021. Moore Stephens CPA Limited has been the Company’s auditors since November 6, 2017. The Company’s Board of Directors (the “Board”) approved the resignation of the Former Auditors effective on March 15, 2021.

The Former Auditors’ audit report on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Auditors’ report on the Company’s financial statements for the fiscal year ended December 31, 2019 included an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the subsequent interim period on or prior to March 15, 2021, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(iv)(A) through (E) of Regulation S-B have occurred.

The Company has provided the Former Auditors with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether the Former Auditors agree with the above statements and if not, stating the respects in which it does not agree. A copy of such letter, dated March 15, 2021, is filed as Exhibit 16.1 hereto.

(b)	Engagement of new independent registered public accounting firm

The Board appointed MSPC Certified Public Accountants and Advisors, P.C. as the Company’s new independent auditors (the “New Auditors”), effective from March 15, 2021.

During the Company’s two most recent fiscal years and subsequent interim period on or prior to March 15, 2021, the Company has not consulted with the New Auditors regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.16.1 - Letter on change in certifying accountant from Moore Stephens CPA Limited dated March 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC VEGAS GLOBAL STRATEGIES, INC.
(Registrant)

Date: March 15, 2021	By:	/s/ KWAN SIN YEE
Kwan Sin Yee, CEO